SECURITIES AND EXCHANGE COMMISSION

                              Washington, D.C. 20549

                                   FORM 8-K


                                CURRENT REPORT

       Pursuant to Section 13 or 15(d) of the Securities Exchange Act

                              September 8, 2005
                              -----------------
                                Date of Report
                       (Date of Earliest Event Reported)

                          WIZZARD SOFTWARE CORPORATION
                          ----------------------------
            (Exact Name of Registrant as Specified in its Charter)

        Colorado                  000-33381               87-0575577
        --------                  ---------               ----------
     (State or other        (Commission File No.)     (IRS Employer I.D. No.)
      Jurisdiction)


                       5001 Baum Boulevard, Suite 770
                       Pittsburgh, Pennsylvania 15213
                       ------------------------------
                  (Address of Principal Executive Offices)

                                 (412) 621-0902
                                 --------------
                          Registrant's Telephone Number

                                      N/A
                                      ---
         (Former Name or Former Address if changed Since Last Report)

          Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see general instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14-a-12 under the Exchange Act
         (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01     Entry into a Material Definitive Agreement

     Effective as of September 8, 2005, the Registrant, ("Wizzard," the "Company," "we," "our," "us" and words of similar import); The Brenda Mosher Living Trust (the "Trust"), owner of all of the outstanding securities of Interim Healthcare of Wyoming, Inc., a Wyoming corporation ("Interim"); Brenda Mosher, Trustee (the "Trustee"); and Brenda Mosher ("Mosher"), individually (sometimes collectively, the "Sellers"), executed a Stock Purchase Agreement (the "Agreement"), whereby Wizzard purchased all of the outstanding securities of Interim and Interim became a wholly-owned subsidiary of Wizzard.

     The following are the principal terms of the Agreement:

     1. Wizzard purchased and the Sellers sold all of the outstanding Interim common stock for the purchase price of $902,000 (the "Purchase Price")calculated and based on Interim's earnings before interest, taxes, depreciation and allowances for the calendar year ended December 31, 2004 ("Interim EBITDA"), payable as follows: (i) $518,000 in cash paid at the time of Closing (as defined therein); and (ii) $384,000 in shares of Wizzard common stock that are "restricted securities" under Rule 144 of the Securities and Exchange Commission (the "SEC"), amounting to 201,045 shares paid at Closing (the "Wizzard Common Stock").

     2. The Sellers are responsible for any Interim liabilities, not to exceed $114,000 as of December 31, 2004; and the Sellers shall indemnify and hold Wizzard and Interim harmless from and against any liabilities in excess of such amount or from and against any claim of any type or nature whatsoever that is based upon any act, omission, occurrence or other event occurring prior to the Closing of the Agreement, limited, however, to 50% of the cash payment portion of the Purchase Price.

     3. Mosher executed and delivered to Interim an Employment Agreement pursuant to which Mosher shall be employed by Interim for a term of two (2) years and shall provide reasonable consultation to Interim for a minimum of three (3) years beyond the first two (2) years. Mosher shall be compensated at an annual salary of $90,000. During the term of the Employment Agreement and for a period of five (5) years thereafter, Mosher will not participate, directly or indirectly, in the operation or control of any business that is engaged in providing home health care and health care staffing in Wyoming. Interim may terminate the Employment Agreement with or without cause as set forth in the Employment Agreement; and Mosher may terminate the Employment Agreement subject to certain effects of termination as set forth in Section 10(f) of the Employment Agreement.

     4. Certain current officers and directors of Wizzard were designated as officers and directors of Interim.

     5. Interim and Interim Healthcare of Southern Wyoming, Inc. are owed $46,743 and $42,933 respectively by Medicare for reimbursements from 2000. The parties have agreed that if or when Interim receives either or both of these payments, the full amount received will be paid to Mosher within five
(5) business days of receipt and such payment will be in addition to the Purchase Price.

     6. The Sellers will receive an additional payment of two (2) times the Interim EBITDA for the year ended September 30, 2006, based upon the amount that exceeds the Interim EBITDA for the year ended December 31, 2004, 25% of which shall be paid in cash and 75% of which shall be paid in shares of Wizzard Common Stock that are "restricted securities" under Rule 144 of the SEC ("Phase I Incentives").

     7. The Sellers will also receive an additional payment of two (2) times the Interim EBITDA for the year ended September 30, 2007, based upon the amount that exceeds the Interim EBITDA for the year ended September 30, 2006, 25% of which shall be paid in cash and 75% of which shall be paid in shares of Wizzard Common Stock that are "restricted securities" under Rule 144 of the SEC ("Phase II Incentives").

     8. The Sellers have executed a Lock-Up/Leak-Out Agreement with respect to the Wizzard Common Stock. Pursuant to the Lock-Up/Leak-Out Agreement, the Sellers shall not be entitled to sell any Wizzard Common Stock for a period of twelve (12) months from Closing of the Agreement or any of the Phase I or Phase II Incentive payment Wizzard Common Stock for a period of twelve (12) months from when any such Wizzard Common Stock is earned (the "Lock-Up Periods"). Following the expiration of the applicable Lock-Up Periods (the "Leak-Out Periods"), the Sellers shall be allowed to sell 1/12th of the Sellers' shares of Wizzard Common Stock per month during the respective Leak-Out Periods, computed on the basis of the total shares of Wizzard Common Stock of the Sellers that can be sold at the applicable time under the applicable Leak-Out Periods, on a non-cumulative basis, subject, however, to the cancellation of a portion of such shares of Wizzard Common Stock by reason of early termination by Mosher of her Employment Agreement, specifically, under Section 10(f) thereof.

     Copies of the Agreement, the Employment Agreement and the Lock-Up/Leak-Out Agreement, including all material exhibits and related instruments, accompany this Current Report, which, by this reference, are incorporated herein; the foregoing summaries are modified in their entirety by such reference. See Item 9.01.

     The Sellers had no material relationship, other than in respect of the Agreement, to our Company.

     Interim is in the business of providing a wide range of visiting nurse services to the elderly, wounded and sick, as well as health care staffing.

     In addition to acquiring all of the outstanding securities of Interim, the Company acquired certain business equipment and furniture and fixtures
used in the ordinary course of business of Interim.   The Company also became
party to a Franchise Agreement with Interim Healthcare, Inc. and was granted certain franchise rights. The Company also obtained the right to use the name "Interim Healthcare of Wyoming, Inc. in the State of Wyoming.

Item 2.01     Completion of Acquisition or Disposition of Assets.

     See Item 1.01 above.

Item 9.01     Financial Statements and Exhibits.

     (a) Financial statements of Interim will be filed with an amendment to this Current Report not later than 71 calendar days from the filing date of this Report.

     (b) Pro forma financial statements will be filed with an amendment to this Current Report not later than 71 calendar days from the filing date of this Report.

     (c)   Exhibits.

     Exhibit                Description
      -------                -----------

      10              Stock Purchase Agreement
                         Interim Schedules
                         Wizzard Schedules
                         Employment Agreement (Exhibit 2.1(c))
                         Lock-Up/Leak-Out Agreement (Exhibit 2.2(c))



                                  SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    WIZZARD SOFTWARE CORPORATION



Dated:  9/14/05                       /s/ Christopher J. Spencer
       ------------                 -----------------------------
                                    Christopher J. Spencer
                                    President